Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated July 6, 2011

to the Prospectus dated May 1, 2011

for the Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Effective immediately, the description and investment objective for the “MFS® Utilities Series, Service Class Shares” on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

“MFS® Utilities Series-Service Class Shares seeks total return. The fund normally invests at least 80% of the fund’s net assets in securities of issuers in the utilities industry. The fund considers a company to be in the utilities industry if, at the time of investment, the fund determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The fund primarily invests the fund’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments. The fund may invest the fund’s assets in companies of any size. The fund may invest the fund’s assets in U.S. and foreign securities, including emerging market securities. While the fund may use derivatives for any investment purpose, to the extent the fund uses derivatives, the fund expects to use derivatives primarily to increase or decrease currency exposure. The fund uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s current financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated

May 1, 2011. Please keep this supplement for future reference.